Exhibit 10.7

DEBTOR-IN-POSSESSION SUBSIDIARY GUARANTY

DEBTOR-IN-POSSESSION SUBSIDIARY GUARANTY (as amended, modified, restated and/or supplemented from time to time, this “Guaranty”), dated as of October 30, 2009, made by and among each of the undersigned guarantors, each of which is a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (as defined in the Credit Agreement referred to below) (each, a “Guarantor” and collectively, the “Guarantors”) in favor of BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”), for the benefit of the Secured Creditors (as defined below).  Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.

W I T N E S S E T H :

WHEREAS, FairPoint Communications, Inc., a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FairPoint”), and FairPoint Logistics, Inc., a South Dakota corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (“FairPoint Logistics”; and together with FairPoint, each a “Borrower” and collectively the “Borrowers”) and each of the Guarantors have filed in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) a voluntary petition for relief under Chapter 11 of the Bankruptcy Code and have continued in the possession of their assets and in the management of their businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code, and such reorganization cases are being jointly administered under Case Number 09-16335-brl (the “Cases”);

WHEREAS, the Borrowers, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent have entered into a Debtor-In-Possession Credit Agreement, dated as of October 27, 2009 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to, and the issuance of, and participation in, Letters of Credit for the account of, the Borrowers and/or one or more of their Subsidiaries, all as contemplated therein (the Lenders, the Letter of Credit Issuer, the Administrative Agent, the Collateral Agent and the Pledgee referred to in the Pledge Agreement are herein called the “Secured Creditors”).

WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrowers.

WHEREAS, it is a condition precedent to the making of Loans to the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and/or one or more of their Subsidiaries under the Credit Agreement that each Guarantor shall have executed and delivered this Guaranty to the Administrative Agent.

WHEREAS, each Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and/or one or more of their Subsidiaries under the Credit Agreement and, accordingly, desires to execute this Guaranty in order to satisfy the condition described in the preceding paragraph and to induce the Lenders to make Loans to the Borrowers and issue, and/or participate in, Letters of Credit for the account of the Borrowers and/or one or more of their Subsidiaries.

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Administrative Agent for the benefit of the Secured Creditors and hereby covenants and agrees with each other Guarantor and the Administrative Agent for the benefit of the Secured Creditors as follows:

1.                                       GUARANTY.  Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees as a primary obligor and not merely as surety the full and prompt payment when due (whether at the stated maturity, by required prepayment, declaration, acceleration, demand or otherwise) of (x) the principal of, premium, if any, and interest on the Notes issued by, and the Loans made to, the Borrowers under the Credit Agreement, and all reimbursement obligations and Unpaid Drawings with respect to Letters of Credit and (y) all other obligations, liabilities and indebtedness owing by each Borrower to the Secured Creditors under the Credit Agreement and each other Credit Document to which such Borrower is a party (including, without limitation, indemnities, Fees and interest thereon, whether now existing or hereafter incurred under, arising out of or in connection with the Credit Agreement and any such other Credit Document and the due performance and compliance by each Borrower with all of the terms, conditions, covenants and agreements contained in all such Credit Documents (all such principal, premium, interest, liabilities, indebtedness and obligations being herein collectively called the “Guaranteed Obligations”).

Each Guarantor understands, agrees and confirms that the Secured Creditors may enforce this Guaranty up to the full amount of the Guaranteed Obligations against such Guarantor without proceeding against any other Guarantor or either Borrower, or against any security for the Guaranteed Obligations, or under any other guaranty covering all or a portion of the Guaranteed Obligations.  This Guaranty is a guaranty of prompt payment and performance and not of collection.  In addition, if as a result of an Event of Default any or all of the Obligations of the Borrowers to the Secured Creditors become due and payable under the Credit Agreement, each Guarantor, jointly and severally, unconditionally promises to pay such Obligations to the Secured Creditors, on demand, together with any and all reasonable expenses which may be incurred by the Administrative Agent or the other Secured Creditors in collecting any of the Obligations.

2.                                       LIABILITY OF GUARANTORS ABSOLUTE.  The liability of each Guarantor hereunder is primary, absolute, joint and several, and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Borrowers whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation:  (a) any direction as to application of payment by any Borrower or any other party; (b) any other continuing or other guaranty, undertaking or maximum liability of a Guarantor or of any other party as to the Guaranteed Obligations; (c) any payment on or in reduction of any such other guaranty or undertaking; (d)

any dissolution, termination or increase, decrease or change in personnel by any Borrower, (e) the failure of any Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Guaranty, (f) any payment made to any Secured Creditor on the indebtedness which any Secured Creditor repays any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding; (g) any action or inaction by the Secured Creditors as contemplated in Section 5 hereof, or (h) any invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

3.                                       OBLIGATIONS OF GUARANTORS INDEPENDENT.  The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor or any Borrower, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor or any Borrower and whether or not any other Guarantor, any other guarantor or the Borrowers be joined in any such action or actions.

4.                                       WAIVERS BY GUARANTORS.  (a) Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of the existence, creation or incurrence of any new or additional liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, demand for performance, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Administrative Agent or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor or any Borrower) and each Guarantor further hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice or proof of reliance by any Secured Creditor upon this Guaranty, and the Guaranteed Obligations shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended, modified, supplemented or waived, in reliance upon this Guaranty.

(b)                                 Each Guarantor waives any right to require the Secured Creditors to:  (i) proceed against the Borrowers, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Borrowers, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors’ power whatsoever.  Each Guarantor waives any defense based on or arising out of any defense of the Borrowers, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full in cash of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Borrowers, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrowers other than payment in full in cash of the Guaranteed Obligations.  The Secured Creditors may, at their election and in accordance with the security documents governing the same, foreclose on any collateral serving as security held by the Administrative Agent, the Collateral Agent or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable (to the extent such sale is permitted by applicable law), or exercise any other right or remedy the Secured Creditors may have against the Borrowers or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash.  Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of such Guarantor against the Borrowers, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party or any security.

(c)                                  Each Guarantor hereby waives the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof.  Any payment by the Borrowers or other circumstance which operates to toll any statute of limitations as to the Borrowers shall operate to toll the statute of limitations as to each Guarantor.

(d)                                 Each Guarantor has knowledge and assumes all responsibility for being and keeping itself informed of each Borrower’s and each other Guarantor’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and has adequate means to obtain from each Borrower and each other Guarantor on an ongoing basis information relating thereto and to each Borrower’s and each other Guarantor’s ability to pay and perform its respective Guaranteed Obligations, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as this Guaranty is in effect.  Each Guarantor acknowledges and agrees that (x) the Secured Creditors shall have no obligation to investigate the financial condition or affairs of the Borrowers or any other Guarantor for the benefit of such Guarantor nor to advise such Guarantor of any fact respecting, or any change in, the financial condition, assets or affairs of the Borrowers or any other Guarantor that might become known to any Secured Creditor at any time, whether or not such Secured Creditor knows or believes or has reason to know or believe that any such fact or change is unknown to such Guarantor, or might (or does) increase the risk of such Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder and (y) the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding any of the aforementioned circumstances or risks.

(e)                                  Each Guarantor hereby acknowledges and agrees that no Secured Creditor or any other Person shall be under any obligation (a) to marshal any assets in favor of such Guarantor or in payment of any or all of the liabilities of any Borrower under the Credit Documents or the obligation of such Guarantor hereunder or (b) to pursue any other remedy that such Guarantor may or may not be able to pursue itself, any right to which such Guarantor hereby waives.

(f)                                    Each Guarantor warrants and agrees that each of the waivers set forth in Section 3 and in this Section 4 is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by applicable law.

5.                                       RIGHTS OF SECURED CREDITORS.  Subject to Section 4, any Secured Creditor may (except as shall be required by applicable law and cannot be waived) at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations or liabilities of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

(a)                                  change the manner, place or terms of payment of, and/or change, increase or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including, without limitation, any increase or decrease in the rate of interest thereon or the principal amount thereof), any security therefor, or any liability incurred directly or indirectly in respect thereof, and the guaranty herein made shall apply to the Guaranteed Obligations as so changed, extended, increased, accelerated, renewed or altered;

(b)                                 take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, surrender, impair, realize upon or otherwise deal with in any manner and in any order any property or other collateral by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset thereagainst;

(c)                                  exercise or refrain from exercising any rights against the Borrowers, any other Credit Party, any Subsidiary thereof, any other guarantor of the Guaranteed Obligations or others or otherwise act or refrain from acting;

(d)                                 release or substitute any one or more endorsers, Guarantors, other guarantors, the Borrowers or other obligors;

(e)                                  settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of a Borrower to creditors of such Borrower other than the Secured Creditors;

(f)                                    apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Borrowers to the Secured Creditors regardless of what liabilities of the Borrowers remain unpaid;

(g)                                 consent to or waive any breach of, or any act, omission or default under, any of the Credit Documents or any of the instruments or agreements referred to therein, or otherwise amend, modify or supplement any of the Credit Documents or any of such other instruments or agreements;

(h)                                 act or fail to act in any manner which may deprive such Guarantor of its right to subrogation against the Borrowers to recover full indemnity for any payments made pursuant to this Guaranty, and/or

(i)                                     take any other action or omit to take any other action which would under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty (including, without limitation, any action or omission whatsoever that might otherwise vary the risk of such Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Guarantor).

No invalidity, illegality, irregularity or enforceability of all or any part of the Guaranteed Obligations, the Credit Documents or any other agreement or instrument relating to the Guaranteed Obligations or of any security or guarantee therefor shall affect, impair or be a defense to this Guaranty, and this Guaranty shall be primary, absolute and unconditional notwithstanding the occurrence of any event or the existence of any other circumstances which might constitute a legal or equitable discharge of a surety or guarantor except payment in full in cash of the Guaranteed Obligations.

6.                                       CONTINUING GUARANTY.  This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.  No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have.  No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand.  It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Borrowers or the officers, directors, partners or agents acting or purporting to act on its or their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

7.                                       SUBORDINATION OF INDEBTEDNESS HELD BY GUARANTORS.  Any indebtedness of any Borrower now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of such Borrower to the Secured Creditors, and such indebtedness of any Borrower to any Guarantor, if the Administrative Agent or the Collateral Agent, after an Event of Default has occurred and is continuing, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Borrowers to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty.  Prior to the transfer by any Guarantor of any note or negotiable instrument evidencing any indebtedness of any Borrower to such Guarantor, such Guarantor shall mark such note or negotiable instrument with a legend that the same is subject to this subordination.  Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as a result of this Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash; provided, that if any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the irrevocable payment in full in cash of all the Guaranteed Obligations, such amount shall be held in trust for the benefit of the Secured Creditors and shall forthwith be paid to the Secured Creditors to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Credit Documents or, if the Credit Documents do not provide for the application of such amount, to be held by the Secured

Creditors as collateral security for any Guaranteed Obligations thereafter existing.  Upon irrevocable payment in full in cash of all of the Guaranteed Obligations, each Guarantor shall be subrogated to the rights of the Secured Creditors to receive payments or distributions applicable to the Guaranteed Obligations until all Indebtedness of the Borrowers held by such Guarantor shall be paid in full.

8.                                       GUARANTY ENFORCEABLE BY ADMINISTRATIVE AGENT OR COLLATERAL AGENT.  Notwithstanding anything to the contrary contained elsewhere in this Guaranty or any other Credit Document, the Secured Creditors agree (by their acceptance of the benefits of this Guaranty) that this Guaranty may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Lenders (to the extent required under the Credit Agreement) and that no other Secured Creditor will have any right individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the Credit Documents, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent, for the benefit of the Secured Creditors, upon the terms of this Guaranty and the other Credit Documents.  Exercise by the Administrative Agent or the Collateral Agent of the powers granted under this Agreement is not a violation of the automatic stay provided by Section 362 of the Bankruptcy Code and each Guarantor waives applicability thereof.  The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner, member or stockholder of any Guarantor (except to the extent such partner, member or stockholder is also a Guarantor hereunder).  It is understood and agreed that the agreement in this Section 8 is among and solely for the benefit of the Secured Creditors.

9.                                       REPRESENTATIONS, WARRANTIES AND COVENANTS OF GUARANTORS.  In order to induce the Lenders to make Loans to, and issue Letters of Credit for the account of, the Borrowers pursuant to the Credit Agreement, each Guarantor represents, warrants and covenants that:

(a)                                  until the termination of the Total Revolving Commitment and until such time as no Loan or Letter of Credit remains outstanding and all Guaranteed Obligations have been paid in full (other than indemnities described in Section 11.01 of the Credit Agreement and analogous provisions in the other Credit Documents which are not then due and payable), such Guarantor will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that no violation of any provision, covenant or agreement contained in Sections 6 and 7 of the Credit Agreement, and so that no Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries; and

(b)                                 an executed (or conformed) copy of each of the Credit Documents has been made available to a senior officer of such Guarantor and such officer is familiar with the contents thereof.

10.                                 EXPENSES.  The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of the Collateral Agent, the Administrative Agent and each other Secured Creditor in connection with the enforcement of this Guaranty and the protection of the Secured Creditors’ rights hereunder (including the reasonable fees, disbursements and other charges of (x) counsel to the Administrative Agent and the Collateral

Agent and (y) the Financial Advisor); provided, that the Guarantors’ obligation to pay the fees, disbursements and other charges of counsel to the Secured Parties (but not of counsel to the Administrative Agent or the Collateral Agent) shall be limited to one outside counsel, which as of the Closing Date, is Wachtell Lipton, Rosen and Katz) and of the Administrative Agent in connection with any amendment, waiver or consent relating hereto (including, without limitation, the reasonable fees and disbursements of counsel).

11.                                 BENEFIT AND BINDING EFFECT.  This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns to the extent permitted under the Credit Agreement.

12.                                 AMENDMENTS; WAIVERS.  Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby (it being understood that the addition or release of any Guarantor hereunder shall not constitute a change, waiver, discharge or termination affecting any Guarantor other than the Guarantor so added or released) and with the written consent of the Required Lenders (or, to the extent required by Section 11.11 of the Credit Agreement, with the written consent of each Lender) at all times prior to the time at which all Credit Document Obligations have been paid in full.

13.                                 SET OFF.  In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any “Event of Default” as defined in the Credit Agreement, each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or natured.  Each Secured Creditor (by its acceptance of the benefits hereof) acknowledges and agrees (i) to promptly notify the relevant Guarantor after any such set-off and application; provided, that the failure to give such notice shall not affect the validity of such set-off and application; and (ii) that the provisions of this Section 13 are subject to the sharing provisions set forth in Section 11.06 of the Credit Agreement.

14.                                 NOTICE.  Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telegraph, telex, telecopy, cable or courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Administrative Agent or any Guarantor shall not be effective until received by the Administrative Agent or such Guarantor, as the case may be.  All notices and other communications shall be in writing and addressed to such party at (i) in the case of any Secured

Creditor, as provided in the Credit Agreement, and (ii) in the case of any Guarantor, at its address set forth opposite its signature below.

15.                                 REINSTATEMENT.  If any claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including, without limitation, the Borrowers), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or the cancellation of any Note or any other instrument evidencing any liability of the Borrowers, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

16.                                 CONSENT TO JURISDICTION; SERVICE OF PROCESS; AND WAIVER OF TRIAL BY JURY.  (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.  Except for matters within the exclusive jurisdiction of the Bankruptcy Court, any legal action or proceeding with respect to this Guaranty or any other Credit Document to which any Guarantor is a party may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, in each case located within the City of New York and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.  Each Guarantor hereby further irrevocably waives any claim that any such courts lack jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty or any other Credit Document to which such Guarantor is a party brought in any of the aforesaid courts, that any such court lacks jurisdiction over such Guarantor.  Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each Guarantor at its address set forth opposite its signature below, such service to become effective 30 days after such mailing.  Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder or under any other Credit Document to which such Guarantor is a party that such service of process was in any way invalid or ineffective.  Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

(b)                                 Except for matters within the exclusive jurisdiction of the Bankruptcy Court, each Guarantor hereby irrevocably waives (to the full extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty or any other Credit

Document to which such Guarantor is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

(c)                                  EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER CREDIT DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

17.                                 TERMINATION.  After the Termination Date (as defined below), but subject to Section 15, this Guaranty shall terminate (provided that all indemnities set forth herein shall survive any such termination) and the Administrative Agent, at the request and expense of the respective Guarantor, will execute and deliver to such Guarantor a proper instrument or instruments acknowledging the satisfaction and termination of this Guaranty as provided above.  As used in this Guaranty, ‘‘Termination Date” shall mean the date upon which the Total Revolving Commitment has been terminated, no Note or Letter of Credit under the Credit Agreement is outstanding (and all Loans have been paid in full) and all other Obligations (as defined in the Credit Agreement) have been paid in full (other than arising from indemnities for which no request has been made).

18.                                 CONTRIBUTION.  At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shalt be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a “Relevant Payment”) is made on the Guaranteed Obligations under this Guaranty.  At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor’s Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the “Aggregate Excess Amount”), each such Guarantor shall have a right of contribution against each other Guarantor who either has not made any payments or has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor’s Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the “Aggregate Deficit Amount”) in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor.  A Guarantor’s right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment at the time of each computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been irrevocably paid in full in cash and the Total Revolving Commitment and all Letters of Credit have been terminated (or have expired, undrawn), it being expressly recognized and agreed by all parties hereto that any Guarantor’s right of contribution arising pursuant to this Section 18 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor’s obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty.  As used in this Section 18 (i) each Guarantor’s “Contribution Percentage” shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the “Adjusted Net Worth” of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the “Net Worth” of each Guarantor shall mean the amount by which the fair saleable value of such Guarantor’s assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date.  All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 18, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment until all of the Guaranteed Obligations have been irrevocably paid in full in cash.  Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution.  In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Required Lenders.

19.                                 LIMITATION ON GUARANTEED OBLIGATIONS.  Each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby confirms that it is its intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act of any similar Federal or state law.  To effectuate the foregoing intention, each Guarantor and each Secured Creditor (by its acceptance of the benefits of this Guaranty) hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

20.                                 COUNTERPARTS.  This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  A set of counterparts executed by all the parties hereto shall be lodged with the Borrowers and the Administrative Agent.

21.                                 PAYMENTS.  All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrowers under Sections 3.03 and 3.04 of the Credit Agreement.

22.                                 HEADINGS DESCRIPTIVE.  The headings of the several Sections of this Guaranty are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Guaranty.

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